UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DATE OF REPORT (Date of earliest event reported): April 11, 2008
CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	37203-0001 (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 5.1
EXHIBIT 5.2
EXHIBIT 8.1
EXHIBIT 8.2

Item 8.01 Other Events.
          On April 11, 2008, Caterpillar Financial Services Corporation (the “Company”) recommenced its program for the issuance from time to time of the Company’s Medium-Term Notes, Series F (the “Medium-Term Notes”). Any such issuance will be under the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-150218) (the “Registration Statement”) and the related Prospectus dated April 11, 2008 and Prospectus Supplement dated April 11, 2008, as each may be amended from time to time.
     On April 11, 2008, the Company also recommenced its program for the issuance from time to time of the Company’s PowerNotes® (the “PowerNotes®”). Any such issuance will be under the Registration Statement and the related Prospectus dated April 11, 2008 and Prospectus Supplement dated April 11, 2008, as each may be amended from time to time.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Medium-Term Notes.

5.2	Opinion of Sidley Austin LLP, as to the legality of the PowerNotes®.

8.1	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning Medium-Term Notes.

8.2	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning PowerNotes®.

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SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ David A. Francy
Name: David A. Francy
Title: Assistant Secretary
Date: April 11, 2008

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EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Medium-Term Notes.

5.2	Opinion of Sidley Austin LLP, as to the legality of the PowerNotes®.

8.1	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning Medium-Term Notes.

8.2	Opinion of Sidley Austin LLP, as to certain federal tax matters concerning PowerNotes®.

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